                                                                   EXHIBIT 10.17

                                SECOND AMENDMENT
                                       TO
                         THE THREE-YEAR CREDIT AGREEMENT


         SECOND AMENDMENT to the Three-Year Credit Agreement dated as of November 27, 2002 (this "Second Amendment") among HILLENBRAND INDUSTRIES, INC. (the "Borrower"), each lender to the Three-Year Credit Agreement (as defined below) (the "Lenders"), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"), Swing Line Lender, L/C Issuer and Alternative Rate Lender, CITICORP, USA, INC., as Syndication Agent, and BANK ONE, NA, LASALLE BANK NATIONAL ASSOCIATION and UBS AG, STAMFORD BRANCH, as Documentation Agents.

         PRELIMINARY STATEMENTS:

         (1) The Borrower, the Lenders, the Administrative Agent, Citicorp USA, Inc., as Syndication Agent, and Bank One, NA, LaSalle Bank National Association and UBS AG Stamford Branch, as Documentation Agents entered into that certain Three-Year Credit Agreement dated as of August 2, 2002 (as amended by the First Amendment dated as of November 20, 2002 and this Second Amendment, as hereinafter amended, modified, supplemented, extended or restated from time to time being called, the "Amended Credit Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement.

         (2) The Borrower has requested the Lenders to, among other things, amend certain covenants and other provisions in the Amended Credit Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

                  SECTION 1.01. Amendment to Section 1.01. Section 1.01 of the Amended Credit Agreement is hereby amended by deleting the definition of "L/C Issuer" and amending and restating it in its entirety to read as follows:

                ""L/C Issuer" means Bank of America in its capacity as an issuer of Letters of Credit hereunder, Bank One, NA in its capacity as an issuer of Letters of Credit hereunder and LaSalle Bank National Association in its capacity as an issuer of Letters of Credit hereunder, as applicable, or any successor issuers of Letters of Credit hereunder.

                  SECTION 1.02. Amendment to Credit Agreement. For purposes of the amended definition of "L/C Issuer", (i) all references in the Credit Agreement to "the L/C Issuer" shall be deemed references to "the applicable L/C Issuer" or the "the L/C Issuers", as the context requires and (ii) Bank One, NA and LaSalle Bank National Association shall each be deemed included as L/C Issuers in the introductory paragraph of the Amended Credit Agreement.

                  SECTION 1.03. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders, as follows:

                  (a) After giving effect to this Second Amendment, the representations and warranties set forth in Article V of the Amended Credit Agreement, and in each other Loan Document, are true and correct in all material respects on and as of the date
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         hereof and on and as of the Second Amendment Effective Date (as defined below) with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

                  (b) After giving effect to this Second Amendment, the Borrower is in compliance with all the terms and conditions of the Amended Credit Agreement and the other Loan Documents on its part to be observed or performed and no Default or Event of Default has occurred or is continuing under the Amended Credit Agreement.

                  (c) The execution, delivery and performance by the Borrower of this Second Amendment have been duly authorized by the Borrower.

                  (d) This Second Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

                  (e) The execution, delivery and performance by the Borrower of this Second Amendment do not (i) contravene the terms of any such Person's Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under,
         (A) any Contractual Obligation to which the Borrower is a party, except to the extent that such breach, contravention or creation of any such Lien could not reasonably be expected to have a Material Adverse Effect or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject; or (iii) violate any material Law.

                  (f) Except for the litigation disclosed in the 10-K and 10-Q, there are no actions, suits, proceedings, claims or disputes, pending, or, to the knowledge of the Borrower after due and diligent investigation threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority by or against the Borrower or any of its Subsidiaries or against any of their properties or revenues that (i) purport to affect or pertain to this Amended Credit Agreement or any other Loan Document, or any of the transactions contemplated hereby or (ii) either individually or in aggregate, if determined adversely, could reasonably be expected to have a Material Adverse Effect.

                  SECTION 1.04. Effectiveness. This Second Amendment shall become effective only upon satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called the "Second Amendment Effective Date"):

                  (a) The Administrative Agent shall have received duly executed counterparts of this Second Amendment which, when taken together, bear the authorized signatures of the Borrower, the Required Lenders and the L/C Issuer.

                  (b) The Borrower shall have paid all expenses referred to in Section 1.06 of this Second Amendment.

                  SECTION 1.05. APPLICABLE LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT ALL PARTIES HERETO SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                  SECTION 1.06. Expenses. The Borrower shall pay all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery and enforcement of this Second Amendment, including all reasonable


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Attorney Costs. The agreement set forth in this Section 1.06 shall survive the termination of this Second Amendment and the Amended Credit Agreement.

                  SECTION 1.07. Counterparts. This Second Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of the signature page of this Second Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

                  SECTION 1.08. Amended Credit Agreement. Except as expressly modified or consented to herein, the Amended Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. This Second Amendment is a Loan Document executed under the Amended Credit Agreement and shall be construed in accordance with the Amended Credit Agreement.

                           [Signature Pages to Follow]


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         IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be duly executed as of the date first above written.

                                    HILLENBRAND INDUSTRIES, INC.



                                    By:
                                       -----------------------------------------
                                    Name:  Mark R. Lanning
                                    Title: Vice President and Treasurer

                                    BANK OF AMERICA, N.A., as
                                    Administrative Agent



                                    By:
                                       -----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------

                                    CITICORP USA, INC., as Syndication Agent



                                    By:
                                       -----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------

                                    BANK ONE, NA, as Documentation Agent



                                    By:
                                       -----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------

                                    LASALLE BANK NATIONAL ASSOCIATION,
                                    as Documentation Agent



                                    By:
                                       -----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------


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

                                    UBS AG, STAMFORD BRANCH, as
                                    Documentation Agent



                                    By:
                                       -----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------



                                    By:
                                       -----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------

                                    BANK OF AMERICA, N.A., as a Lender, Swing
                                    Line Lender, Alternative Rate Lender and a
                                    L/C Issuer



                                    By:
                                       -----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------

                                    BANK ONE, NA, as a Lender and a L/C Issuer



                                    By:
                                       -----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------

                                    BNP PARIBAS, as a Lender



                                    By:
                                       -----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------



                                    By:
                                       -----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------

                                    CITICORP USA, INC., as a Lender



                                    By:
                                       -----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------


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                                    FIFTH THIRD BANK as a Lender



                                    By:
                                       -----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------

                                    KEYBANK NATIONAL ASSOCIATION, as a Lender



                                    By:
                                       -----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------

                                    LASALLE BANK NATIONAL ASSOCIATION, as a
                                    Lender and a L/C Issuer



                                    By:
                                       -----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------

                                    NATIONAL CITY BANK OF INDIANA, as a Lender



                                    By:
                                       -----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------

                                    THE NORTHERN TRUST COMPANY, as a Lender



                                    By:
                                       -----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------

                                    PNC BANK, NATIONAL ASSOCIATION, as a Lender



                                    By:
                                       -----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------


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

                                    SUNTRUST BANK, as a Lender



                                    By:
                                       -----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------

                                    UBS AG, STAMFORD BRANCH, as a Lender



                                    By:
                                       -----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------



                                    By:
                                       -----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------


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